UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2020

Insys Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35902	51-0327886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 West Ray Road Ste. 201 Chandler, Arizona		85226
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (480) 500-3127

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.*

Title Of Each Class	Trading Symbol	Name Of Each Exchange On Which Registered
Common Stock, $0.01 Par Value Per Share	INSYQ	N/A

* On June 24, 2019, a Form 25 relating to the delisting and deregistration under Section 12(b) of the Act of the registrant’s common stock was filed by The Nasdaq Stock Market LLC.  The registrant’s common stock trades on the OTC Pink Sheets Market.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01Other Events

As previously disclosed, on June 10, 2019, Insys Therapeutics, Inc. (the “Company”) and its subsidiaries (collectively, the “Debtors”) filed voluntary petitions (the cases commenced thereby, the “Chapter 11 Cases”) for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

In connection with the Chapter 11 Cases, as previously disclosed, on November 29, 2019, the Debtors filed the Second Amended Joint Chapter 11 Plan of Liquidation of Insys Therapeutics, Inc. and Its Affiliated Debtors (as further amended, supplemented, or modified in accordance with its terms, the “Plan”) and the related disclosure statement (the “Disclosure Statement”) with the Bankruptcy Court. As previously disclosed, the Disclosure Statement was approved by the Bankruptcy Court on December 4, 2019, and on January 16, 2020, the Bankruptcy Court entered an order confirming the Plan. Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meanings ascribed to them in the Plan.

The description of the Plan herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan set forth in Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on December 3, 2019 with the U.S. Securities and Exchange Commission (the “SEC”), and incorporated by reference herein to this Current Report on Form 8-K.

Pursuant to and subject to the terms of the Plan, on the Effective Date, which the Company anticipates to occur in the near term, cash reserves will be established to satisfy administrative expenses of the Debtors and other claims entitled to priority under the Bankruptcy Code, and the Company’s remaining assets will be placed in two liquidating trusts: (i) one liquidating trust will hold the Company’s assets related to product liability insurance, and (ii) the other will hold all other Company assets. The liquidating trusts will undertake the final liquidation of the Company’s assets and administration of claims against the Company in accordance with the Plan. In addition, pursuant to the Plan, on the Effective Date, all existing shares of equity of the Company, including shares of common stock, $0.01 par value per share (“Existing Common Stock”), will be cancelled for no consideration, and one new share of common stock of the Company, representing 100% of the equity interests of the Company, will be issued to the Insys Liquidation Trust. Pursuant to the terms of the Plan, on the Effective Date, the directors serving on the Company’s board of directors will resign and a sole director will be appointed to the board of directors of the Company.

On February 11, 2020, the Company will file a Form 15 with the SEC to deregister the Existing Common Stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to suspend its reporting obligations under Section 15(d) of the Exchange Act. Upon filing the Form 15, the Company’s obligations to file certain reports and forms with the SEC, including Forms 10-K, 10-Q and 8-K, will be immediately suspended.

Cautionary Statements Regarding Trading in the Company’s Securities

Following deregistration, the Company does not plan to post current information with OTC or otherwise make it publicly available, and therefore does not expect that its common stock will be eligible for quotation on the OTC Pink Market. Following the filing of the Form 15, shares of the Company’s common stock may continue to be quoted on the OTC Pink Market for a limited period, contingent on, among other things, market makers’ demonstrating continued interest. However, there is no assurance that trading in the Company’s common stock will continue on the OTC Pink Market or any other medium.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “intend” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these identifying words.  All statements, other than statements of historical facts, included in this filing that address activities, events or developments that the Company expects, believes, targets or anticipates will or may occur in the future are forward-looking statements. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include the following: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, the timing of the Effective Date of the Plan, the terms of and potential transactions contemplated by the Plan and the Disclosure Statement, as well as other risk factors set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC in addition to those factors, risks and uncertainties described in more detail in the Company’s risk factors set forth in Exhibit 99.1 to the Current Report on Form 8-K filed by the Company with the SEC on August 8, 2019. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information Regarding the Chapter 11 Cases

Bankruptcy Court filings and other information related to the Chapter 11 Cases are or will be available at a website administered by the Company’s noticing and claims agent, Epiq Corporate Restructuring, LLC, at https://dm.epiq11.com/Insys. Information contained on, or that can be accessed through, such website or the Bankruptcy Court’s website is not part of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2020	Insys Therapeutics, Inc.

	By:	/s/ Andrece Housley
	Name:	Andrece Housley
	Title:	Chief Financial Officer